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                                                                    Exhibit 23.1
                                                                    ------------

                        CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 31, 2000 relating to the financial statements, which appear in Equinix, Inc.'s Form S-1/A as filed on August 9, 2000 (Registration No. 333-39752).


/s/ PricewaterhouseCoopers LLP

San Jose, California
August 30, 2000